EXHIBIT 10.19

                                 TERMINATION OF
             ASSIGNMENT OF DRILLING CONTRACT REVENUES AND EARNINGS

        THIS AGREEMENT dated as of November 29, 1995, among Reading and Bates Borneo Drilling Co., Ltd., a corporation organized and existing under the laws of the State of Oklahoma ("Assignor") and Bank One, Texas, N.A., a national banking association, as Trustee (the "Assignee").

                              W I T N E S S E T H:

        WHEREAS, pursuant to that Amended and Restated Credit Facility Agreement dated April 27, 1995, as amended (the "Restated Credit Agreement") among the Borrowers (as defined therein) (including Assignor) and Internationale Nederlanden Bank, N.V. (the "Lender") the Lender agreed to provide funding to the Borrowers in the aggregate principal amount of up to $65,000,000; and

        WHEREAS, the Assignor, as security for its obligations under the Restated Credit Agreement, entered into that Assignment of Drilling Contract Revenues and Earnings dated April 27, 1995 (as amended, from time to time, the "Assignment");

        WHEREAS, the Borrowers and the Lender have agreed to terminate the Restated Credit Agreement and for Lender to release all collateral given in security for the obligations of the Borrowers, including this Assignment, as follows.

        NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignee, upon instructions of the Lender, agrees to terminate and release the Assignment, effective as of the date hereof, as follows.

        1. The Assignment is terminated, effective as of the date hereof, and the Assignor is released from any and all obligations thereunder.

        2. The Trustee agrees to execute and deliver to the Assignor any and all UCC-3 Termination Statements for filing in all relevant jurisdictions.

        All capitalized terms used herein but not defined herein shall have the meanings given to them in the Assignment.

  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AND MAY NOT BE AMENDED OR CHANGED EXCEPT BY AN INSTRUMENT IN WRITING.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Termination Agreement on the date first written above.

                                READING AND BATES BORNEO DRILLING CO., LTD.

                                By: ___________________________
                                    Name:  ____________________
                                    Title: ____________________

                                BANK ONE, TEXAS, N.A., as Trustee

                                By:  __________________________
                                     Name:  ___________________
                                     Title: ___________________